UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 16, 2008

MILLER PETROLEUM, INC.

(Exact name of registrant as specified in its charter)

Tennessee	033-02249-FW	62-1028629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Baker Highway, Huntsville, TN	37756
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(423) 663-9457

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
Item 8.01	Other Events.

On December 16, 2008 the Chancery Court for Campbell County, Tennessee issued a ruling dismissing all claims asserted against Miller Petroleum, Inc. in the action styled CNX Gas Company, LLC v. Miller Petroleum, Inc., Atlas America, LLC and Wind City Oil & Gas, LLC, Civil Action No. 08-071. The Court granted our Motion for Summary Judgment, finding that there was no basis for the claims of CNX that we had violated the terms of a letter of intent previously entered into by the parties.

On November 11, 2008 Miller Petroleum, Inc. issued a press release announcing the dismissal of the litigation. A copy of the release is filed as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated December 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLER PETROLEUM, INC.

Date: December 18, 2008	By: /s/ Scott M. Boruff Scott M. Boruff, Chief Executive Officer